UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 5, 2010
LEAR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, Michigan (Address of principal executive offices)		48033 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.
The following information is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”
On February 5, 2010, Lear Corporation issued a press release reporting preliminary financial results for the fourth quarter and full year of 2009. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
On February 5, 2010, Lear Corporation made available the presentation slides attached hereto as Exhibit 99.2 in a webcast of its fourth quarter and full year 2009 earnings call. Exhibit 99.2 is incorporated by reference herein.
The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.
See “Item 2.02 Results of Operations and Financial Condition” above.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release issued February 5, 2010, furnished herewith.
99.2	Presentation slides from the Lear Corporation webcast of its fourth quarter and full year 2009 earnings call held on February 5, 2010, furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation
Date: February 5, 2010	By:	/s/ Matthew J. Simoncini
		Name:	Matthew J. Simoncini
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued February 5, 2010, furnished herewith.
99.2	Presentation slides from the Lear Corporation webcast of its fourth quarter and full year 2009 earnings call held on February 5, 2010, furnished herewith.

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